UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400
Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 7, 2012, Alliance HealthCare Services, Inc. (the “Company”) announced that the Company’s Board of Directors has approved a 1-for-5 reverse stock split for the Company’s common stock (the “Reverse Stock Split”). The Reverse Stock Split will be effective as of the close of trading on December 26, 2012, such that the Company’s common stock (NYSE symbol “AIQ”) will commence trading on a post-split basis at the opening of the market on December 27, 2012. However, such timing will be subject to the final determination of the New York Stock Exchange. The ticker symbol for the Company’s common stock will not change, but the Company’s common stock will trade under a new CUSIP number.

On December 7, 2012, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. A copy of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation is being filed as Exhibit 3.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements relating to future events, including statements related to the Reverse Stock Split, including the expected effective date and the expected first date of trading on a post-split basis. In this context, forward-looking statements often address the Company’s expected future business and financial results and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” or “will.” Forward-looking statements by their nature address matters that are uncertain and subject to risks. Such uncertainties and risks include: changes in the preliminary financial results and estimates due to the restatement or review of the Company’s financial statements; the nature, timing and amount of any restatement or other adjustments; the Company’s ability to make timely filings of its required periodic reports under the Securities Exchange Act of 1934; issues relating to the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s high degree of leverage and its ability to service its debt; factors affecting the Company’s leverage, including interest rates; the risk that the counterparties to the Company’s interest rate swap agreements fail to satisfy their obligations under these agreements; the Company’s ability to obtain financing; the effect of operating and financial restrictions in the Company’s debt instruments; the accuracy of the Company’s estimates regarding its capital requirements; the effect of intense levels of competition in the Company’s industry; changes in the methods of third party reimbursements for diagnostic imaging and radiation oncology services; fluctuations or unpredictability of the Company’s revenues, including as a result of seasonality; changes in the healthcare regulatory environment; the Company’s ability to keep pace with technological developments within its industry; the growth in the market for MRI and other services; the disruptive effect of hurricanes and other natural disasters; adverse changes in general domestic and worldwide economic conditions and instability and disruption of credit markets; difficulties the Company may face in connection with recent, pending or future acquisitions, including unexpected costs or liabilities resulting from the acquisitions, diversion of management’s attention from the operation of the Company’s business, and risks associated with integration of the acquisitions; and other risks and uncertainties identified in the Risk Factors section of the Company’s Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission (the “SEC”), as may be modified or supplemented by our subsequent filings with the SEC. These uncertainties may cause actual future results or outcomes to differ materially from those expressed in the Company’s forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake to update its forward-looking statements except as required under the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Alliance HealthCare Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2012	/s/ Howard K. Aihara
Name: Howard K. Aihara
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Alliance HealthCare Services, Inc.